UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

ANDEAVOR LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Contribution, Conveyance and Assumption Agreement

On August 6, 2018, Andeavor Logistics LP (the “Partnership”) and certain subsidiaries of the Partnership (together with the Partnership and Tesoro Logistics GP, LLC (the “General Partner”), the “Logistics Parties”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Andeavor (“Andeavor”), Western Refining Southwest, Inc. (“WRS”) and certain other subsidiaries of Andeavor (together with Andeavor and WRS, the “Andeavor Parties”). Pursuant to the Contribution Agreement, WRS agreed to contribute, through the Partnership, to certain subsidiaries of the Partnership, the following assets (collectively, the “Assets”):

•

approximately 1.2 million barrels of crude oil and other feedstock storage tankage and approximately 1.8 million barrels of refined product storage tankage located at the refinery at 900 Old Red Trail, N.E., Mandan, North Dakota (the “Mandan Refinery”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

approximately 0.5 million barrels of crude oil and other feedstock storage tankage and approximately 0.8 million barrels of refined product storage tankage located at the refinery at 474 West 900 North, Salt Lake City, Utah (the “Salt Lake Refinery”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

approximately 3.2 million barrels of crude oil and other feedstock storage tankage and approximately 2.8 million barrels of refined product storage tankage located at the refinery unit at 2101 East Pacific Coast Highway, Wilmington, California (the “LARW Refinery Unit”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

approximately 0.9 million barrels of crude oil and other feedstock storage tankage and approximately 0.6 million barrels of refined product storage tankage located at the refinery unit at 2350 East 223rd Street, Carson, California (the “LARC Refinery Unit”), together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

the rail terminal located at the Mandan Refinery for the loading and unloading of propane, butane, diesel, decanted oil, sulfur and catalyst from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminal and trackage, to the extent assignable;

•

rail terminals located at the Salt Lake Refinery for the loading and unloading of ethanol, decanted cycle oil and liquefied petroleum gas from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminals and trackage, to the extent assignable;

•

the rail terminal located at the LARW Refinery Unit for the loading and unloading of liquefied petroleum gas from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminal and trackage, to the extent assignable;

•

the rail terminal located at the LARC Refinery Unit for the loading and unloading of liquefied petroleum gas from manifest and other railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such rail terminal and trackage, to the extent assignable;

•

the truck rack located at the Mandan Refinery for the loading and unloading of butane and propane from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck rack, to the extent assignable;

•

two truck racks located at the Salt Lake Refinery for the loading and unloading of propane, isobutene, butane and waxy crude from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck racks, to the extent assignable;

•

the truck rack located at the LARW Refinery Unit for the loading and unloading of liquefied petroleum gas from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck rack, to the extent assignable;

•

the truck rack located at the LARC Refinery Unit for the loading and unloading of liquefied petroleum gas from trucks, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck rack, to the extent assignable;

•

the interconnecting pipeline facilities located below Sepulveda Boulevard, Alameda Street and the Long Beach Harbor Railroad and other railroad tracks, and adjoining lands between Wilmington and Carson, California (including the six-inch pipelines that are configured to deliver gasoline, distillates, gas oil and alkylation unit feedstocks from the LARC Refinery Unit to the LARW Refinery Unit and two spares), and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipelines, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

the Mesquite truck unloading station located in Eddy County, New Mexico for the unloading of crude trucks for injection of crude into the TexNewMex pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck unloading station, to the extent assignable;

•

the Yucca truck unloading station located in Eddy County, New Mexico for the unloading of crude trucks for injection of crude into the TexNewMex pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such truck unloading station, to the extent assignable;

•

the Mason East truck unloading and injection station located in Reeves County, Texas that receives crude via the T-Station line and trucks for injection into the Kinder Morgan and Bobcat Pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such unloading and injection station, to the extent assignable (the “Mason East Station”);

•

the Jackrabbit (Wink) truck unloading and injection station located in Winkler County, Texas that receives crude via the T-Station line and trucks for injection of crude into the Kinder Morgan and Bobcat Pipeline, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such unloading and injection station, to the extent assignable (the “Wink Station”);

•

the Jal storage, injection and rail unloading facility located in Lea County, New Mexico that stores and supplies natural gas liquids for use in Andeavor’s El Paso refinery via rail connections, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such storage, injection and rail facility, to the extent assignable;

•

(i) approximately 0.1 million barrels of natural gas liquid storage tankage, (ii) the rail and truck terminal for the loading and unloading of natural gas liquids from manifest and other railcars and trucks, together with certain rail lines connected thereto and railcar storage tracks, and (iii) the waterline, in each case located at the Wingate facility near Gallup, New Mexico, together with all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such facility, to the extent assignable;

•

approximately 0.6 million barrels of crude oil and other feedstock storage tankage located at Koch Pipeline Company L.P.’s Clearbrook terminal in Clearbrook, Minnesota, together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof, and all permits and licenses related to such tankage and other facilities to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

the sixteen-inch Bobcat Pipeline that transports crude oil between the Mason East Station in Reeves County, Texas to the Wink Station in Winkler County, Texas, and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipeline, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

the twelve-inch Benny Pipeline that delivers crude oil from the Conan terminal in Loving, Texas to a connection with WRP (as defined below) gathering lines near Battle Axe in Lea County, New Mexico, and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipeline, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

the 8-inch Aranco Pipeline that is configured to deliver petroleum products from the St. Paul Refining refinery in St. Paul Park, Minnesota to its Cottage Grove, Minnesota tankage, and all related equipment and ancillary facilities used for the operation thereof, and all permits and licenses related to such pipeline, to the extent assignable and to the extent used in connection with the ownership and operation of the assets described above;

•

all of the issued and outstanding limited liability company interests in: (i) Tesoro Great Plains Midstream LLC, (2) Andeavor MPL Holdings LLC, (3) Andeavor Logistics CD LLC, (4) Western Refining Conan Gathering, LLC, (5) Western Refining Delaware Basin Storage, LLC, and (6) Asphalt Terminals LLC (“ATL”), and 67% of all of the issued and outstanding limited liability company interests in Andeavor Logistics Rio Pipeline LLC; and

•	certain related real property interests as set forth on Schedule A to the Contribution Agreement.

On August 6, 2018, the Partnership completed the acquisition of the Assets as contemplated by the Contribution Agreement (the “Contribution”) in exchange for its payment to WRS of $1.55 billion, comprised of (i) $300 million in cash financed with borrowings under the Senior Secured Revolving Credit Agreement dated as of January 29, 2016, among the Partnership, Bank of America, N. A., as administrative agent, and the other lenders party thereto, and (ii) 28,283,742 newly issued common units of the Partnership with a fair value of $1.25 billion.

In connection with the Contribution, the applicable Logistics Parties and Andeavor Parties entered into certain commercial agreements and other agreements, as described below.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Schedules to the Fourth Amended and Restated Omnibus Agreement

Effective August 6, 2018, the Partnership entered into the Second Amended and Restated Schedules to the Fourth Amended and Restated Omnibus Agreement (the “Amended Omnibus Schedules”) with the General Partner, Andeavor, Tesoro Refining & Marketing Company LLC (“TRMC”), Tesoro Alaska Company LLC (“TAC”) and Tesoro Companies, Inc. (“TCI”), which amend and restate the schedules to the Fourth Amended and Restated Omnibus Agreement to include the Assets.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Master Terminalling Services Agreement

Effective August 6, 2018, certain Logistics Parties and certain Andeavor Parties entered into a Master Terminalling Services Agreement (the “Master Terminalling Services Agreement”) pursuant to which the applicable Logistics Parties will provide the applicable Andeavor Parties with terminal throughput services, dedicated storage services, rail loading and unloading services and storage, pumping, blending and trans-shipment services and any other services agreed upon by such Logistics Parties and such Andeavor Parties.

The initial term of the Master Terminalling Services Agreement is ten years, and the Andeavor Parties have the option to extend the term for up to two renewal options of five years each. For up to two years after the termination of the Master Terminalling Services Agreement, and provided the termination was not due to the Andeavor Parties’ default, the Andeavor Parties may exercise a right of first refusal on any new master terminalling services agreement the Logistics Parties offer to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Master Terminalling Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Construction Service Agreement

Effective August 6, 2018, Tesoro SoCal Pipeline Company LLC (“Tesoro SoCal”) entered into a Construction Service Agreement (the “Construction Service Agreement”) with TRMC in support of the design, engineering, construction and testing of pipelines to interconnect the Carson unit and the Wilmington unit of TRMC’s refinery in Los Angeles, California (the “LAR Interconnecting Pipelines”). The construction is contemplated to be completed on or before December 31, 2018.

The foregoing description is not complete and is qualified in its entirety by reference to the Construction Service Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Transportation Services Agreement

Effective August 6, 2018, Tesoro SoCal entered into a Transportation Services Agreement with TRMC (the “Transportation Services Agreement”) to govern the provision of throughput service on the LAR Interconnecting Pipelines by Tesoro SoCal to TRMC. The initial term of the Transportation Services Agreement is ten years, and TRMC has the option to extend the term for up to two renewal options of five years each. If TRMC does not extend the initial term, Tesoro SoCal may extend the term for an additional two years. After the termination of the Transportation Services Agreement and provided the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any new transportation services agreement Tesoro SoCal offers to a third party.

Under the Transportation Services Agreement, the LAR Interconnecting Pipelines will be dedicated exclusively to the use of TRMC, and Tesoro SoCal may not use the pipelines to provide services for any third party. In exchange for these services, TRMC will pay the fees specified in an applicable pipeline service order to be executed by Tesoro SoCal and TRMC. All fees under the Transportation Services Agreement will be indexed for inflation.

The foregoing description is not complete and is qualified in its entirety by reference to the Transportation Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Master Unloading and Storage Agreement

Effective August 6, 2018, Western Refining Pipeline, LLC (“WRP”) and Western Refining Company, L.P. (“WRCL”) entered into a Master Unloading and Storage Agreement (the “Master Unloading and Storage Agreement”) to govern the provision of crude oil unloading and storage services by WRP to WRCL. The initial term of the Master Unloading and Storage Agreement is ten years, and WRCL has the option to extend the term for up to two renewal terms of five years each. If WRCL does not extend the initial term, WRP may extend the term for an additional two years.

Under the Master Unloading and Storage Agreement, WRP will, among other things, make its crude oil unloading station and storage facilities commonly known as the Mesquite Terminal, Yucca Terminal, Mason East Station and Wink “Jackrabbit” Terminal available to receive and unload crude oil from WRCL’s designated trucks on a 24/7/365 basis and will store such crude oil in dedicated storage. WRCL will pay the fees specified in an applicable service order to be executed by WRCL and WRP related to the services rendered under the Master Unloading and Storage Agreement. All fees under the Master Unloading and Storage Agreement will be indexed for inflation.

The foregoing description is not complete and is qualified in its entirety by reference to the Master Unloading and Storage Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Asphalt Terminalling, Transportation and Storage Services Agreement

Effective August 6, 2018, WRCL and ATL entered into an Asphalt Terminalling, Transportation and Storage Services Agreement (the “Asphalt Services Agreement”) to govern the provision of asphalt terminalling, transportation and storage services by ATL to WRCL. The initial term of the Asphalt Services Agreement is ten years, and WRCL has the option to extend the term for up to two renewal terms of five years each. If WRCL does not extend the initial term, ATL may extend the term for an additional two years. After the termination of the Asphalt Services Agreement and provided the termination was not due to WRCL’s default, WRCL may exercise a right of first refusal on any new storage agreement ATL offers to a third party.

Under the Asphalt Services Agreement, ATL will provide WRCL, among other things, asphalt storage, throughput, processing and blending services. WRCL will pay the fees specified in an applicable service order to be executed by WRCL and ATL related to the services rendered under the Asphalt Services Agreement. All fees under the Asphalt Services Agreement will be indexed for inflation.

The foregoing description is not complete and is qualified in its entirety by reference to the Asphalt Services Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, WRP and the other Logistics Parties as well as TRMC, TAC, TCI, ATL and WRCL is a direct or indirect subsidiary of Andeavor. As a result, certain individuals, including officers and directors of Andeavor and the General Partner, serve as officers and/or directors of more than one of such other entities. After the Contribution, the General Partner, as the general partner of the Partnership, holds a non-economic general partner interest in, and 88,624,852 common units of, the Partnership, which represent approximately 36.1% of the outstanding common units of the Partnership. Andeavor, through WRS, owns 67,548,276 common units of the Partnership, which represent approximately 27.5% of the outstanding common units of the Partnership, in addition to the non-economic general partner interest and the common units in the Partnership held by the General Partner, as discussed above. Andeavor also holds, through WRS, 80,000 TexNew Mex units representing limited partner interests in the Partnership and a special limited partner interest in the Partnership.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description in Item 1.01 above of the closing of the Contribution is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description in Item 1.01 above of the closing of the Contribution is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the issuance of common units by the Partnership on August 6, 2018, as partial consideration for the Contribution, is incorporated into this Item 3.02 by reference. This issuance was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) thereof. We believe that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC

Effective August 6, 2018, the General Partner, WRS, TRMC and TAC entered into the Third Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC (the “General Partner A&R LLC Agreement”) to reflect the transfer of Andeavor’s direct and indirect membership interests in the General Partner to WRS.

The foregoing description is not complete and is qualified in its entirety by reference to the General Partner A&R LLC Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements, which involve risks, uncertainties and assumptions that are difficult to predict. They include, without limitation, statements related to the expected completion date of the construction of the LAR Interconnecting Pipelines. These forward-looking statements are not historical facts but instead represent only our belief regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. A number of factors could cause our actual results to differ, possibly materially, from the anticipated results indicated in or implied by these forward-looking statements. Such factors include those detailed in our annual reports on Form 10-K, quarterly reports on Form 10-Q and other public filings and press releases, available on our website at http://andeavorlogistics.com and on the SEC’s website at http://www.sec.gov. Our forward-looking statements are based on assumptions that we consider to be reasonable but that may not prove to be accurate. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Contribution, Conveyance and Assumption Agreement, dated as of August 6, 2018, by and among Andeavor Logistics LP, Tesoro Logistics Operations LLC, Tesoro Logistics Pipelines LLC, Western Refining Terminals, LLC, Western Refining Pipeline, LLC, Tesoro High Plains Pipeline Company LLC, Western Refining Logistics LP, Tesoro SoCal Pipeline Company LLC, WNRL Energy, LLC, Andeavor, Tesoro Refining & Marketing Company LLC, Western Refining Southwest, Inc., Tesoro Great Plains Gathering & Marketing LLC and Tesoro Great Plains Midstream LLC.

3.1	Third Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of August 6, 2018, by and among Tesoro Logistics GP, LLC, Western Refining Southwest, Inc., Tesoro Refining & Marketing Company LLC and Tesoro Alaska Company LLC.

10.1	Second Amended and Restated Schedules to Fourth Amended and Restated Omnibus Agreement, dated as of August 6, 2018, by and among Andeavor, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Andeavor Logistics LP and Tesoro Logistics GP, LLC.

10.2	Master Terminalling Services Agreement, dated as of August 6, 2018, by and among Tesoro Refining & Marketing Company LLC, Western Refining Southwest, Inc., Western Refining Company, LP, St. Paul Park Refining Co. LLC, Tesoro Logistics Operations LLC, Tesoro Great Plains Gathering & Marketing LLC and Western Refining Terminals, LLC.

10.3	Construction Service Agreement, dated as of August 6, 2018, by and between Tesoro SoCal Pipeline Company LLC and Tesoro Refining & Marketing Company LLC.

10.4	Transportation Services Agreement, dated as of August 6, 2018, by and between Tesoro SoCal Pipeline Company LLC and Tesoro Refining & Marketing Company LLC.

10.5	Master Unloading and Storage Agreement, dated as of August 6, 2018, by and between Western Refining Pipeline, LLC and Western Refining Company, L.P.

10.6	Asphalt Terminalling, Transportation and Storage Services Agreement, dated as of August 6, 2018, between Western Refining Company, L.P. and Asphalt Terminals LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2018

ANDEAVOR LOGISTICS LP

By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ Blane W. Peery
Blane W. Peery
Vice President and Controller